UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 11, 2026

BLUE BIRD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3920 Arkwright Road
2nd Floor
Macon, Georgia 31210

(Address of principal executive offices and zip code)
(478) 822-2801

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BLBD	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    At the annual meeting of stockholders of Blue Bird Corporation (the “Company”) held on March 11, 2026, the Company’s stockholders approved the Amended and Restated 2015 Omnibus Equity Incentive Plan, effective November 21, 2025 (the “Amendment and Restatement” or the “Incentive Plan”), which increases the number of shares of our $.0001 par value common stock reserved to and available for awards under the Incentive Plan from 5,200,000 shares to 6,100,000 shares, among other revisions. As required by Nasdaq regulations and certain federal tax laws, the Amendment and Restatement was submitted to our stockholders for approval at the annual meeting.

The Amendment and Restatement provides for three material, substantive changes from the previous Amended and Restated 2015 Omnibus Equity Incentive Plan, as follows:

(1)To increase the number of shares of common stock reserved to and available for awards under the Incentive Plan from 5,200,000 shares to 6,100,000 shares, an increase of 900,000 shares;
(2)To increase the number of shares of common stock which may be issued as Full Value Awards (as defined in the Amendment and Restatement) from 2,500,000 to 3,400,000, an increase of 900,000 shares; and
(3)To extend the term of the Incentive Plan from the current expiration date of December 10, 2029 to November 21, 2035, which is the tenth anniversary of the date that the Board approved the Amendment and Restatement.

The Amendment and Restatement also corrects certain outdated, stale or incorrect references and makes certain other immaterial clarifications. A detailed description of the Incentive Plan, including the full text of the Incentive Plan attached as Appendix A, is contained in our Definitive Proxy Statement on Schedule 14A dated January 26, 2026, and filed with the Securities and Exchange Commission on January 26, 2026 (the “Definitive Proxy Statement”), under the section entitled “PROPOSAL TWO: APPROVAL OF BLUE BIRD CORPORATION AMENDED AND RESTATED 2015 OMNIBUS EQUITY INCENTIVE PLAN.”

The Incentive Plan is administered by the Compensation Committee of our Board of Directors. Under the Incentive Plan, the Committee may grant awards in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), performance shares, performance units, incentive bonus awards, other cash-based awards and other stock-based awards. The exercise price of a share subject to a stock option may not be less than 100% of the fair market value of a share of the Company’s common stock with respect to the grant date of such stock option. The Committee in its discretion shall determine the terms of each award, including vesting schedules, forfeiture provisions, performance metrics, and the effect of certain events, such as a change in control.

In our fiscal year ended September 27, 2025, the Committee granted a total of 34,310 RSUs to our non-employee Board members and an aggregate of 169,256 RSUs to management employees. Our CEO, John Wyskiel, was granted an aggregate of 102,535 RSUs as required by the terms of his employment agreement. Information regarding specific awards made to our named executive officers under the Incentive Plan for the past three fiscal years is contained in our Definitive Proxy Statement under the section entitled “DIRECTOR AND EXECUTIVE COMPENSATION.”

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    On March 11, 2026, Blue Bird Corporation (the “Company”) held its annual meeting of stockholders. The Company solicited proxies for the meeting pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the record date of January 15, 2026, there were 31,617,002 shares of $.0001 par value common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, a total of 28,252,219 shares, or 89.35% of the outstanding shares of common stock, were represented at the meeting by proxy or in person, constituting a quorum.

(b)    The following matters were voted upon by stockholders at the annual meeting:

Proposal One - Election of Directors. Two nominees for election as directors to Class III of the Company’s classified board were elected for three-year terms (until the 2029 annual meeting), with the results of the voting as follows:

NOMINEE	TERM EXPIRES (at annual meeting of stockholders)	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Douglas Grimm	2029	21,882,659	3,994,619	-	-
Dan Thau	2029	24,588,619	1,288,659	-	-

The terms of the following Class I directors will continue until the 2027 annual meeting of stockholders: Edward T. Hightower, Kevin Penn and John F. Wyskiel. The terms of the following Class II directors will continue until the 2028 annual meeting of stockholders: Mark Blaufuss, Julie A. Fream and Simon J. Newman.

Proposal Two - Approval of the Blue Bird Corporation Amended and Restated Omnibus Equity Incentive Plan, effective November 21, 2025. Proposal Two was approved as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
23,577,783	2,272,166	27,329	2,374,941

Proposal Three - Approval of an amendment to the Blue Bird Corporation Second Amended and Restated Certificate of Incorporation to provide for the limitation of liability of certain officers of the Company for certain breaches of fiduciary duty, as now permitted under Delaware law (the “Officer Exculpation Amendment”). Proposal Three was approved as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
22,143,637	3,546,210	187,431	2,374,941

Proposal Four - Advisory vote to approve the compensation of the Company’s Named Executive Officers (the “say-on-pay” vote). Proposal Four was approved as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,612,253	885,233	379,792	2,374,941

Proposal Five - Advisory vote on how frequently the stockholders will be provided a “say-on-pay” vote (the “say-on-frequency” vote). In Proposal Five, the “One Year” option was approved as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS
24,919,464	6,583	591,861	359,370

Proposal Six - Ratification of Appointment of BDO USA, P.C. as the Independent Registered Public Accounting Firm for Fiscal Year 2026. Proposal Six was approved, as follows:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
27,855,303	180,829	216,087	-

(c)    Not applicable.

(d)    Based upon the results of the stockholder vote on Proposal Five, the “say-on-frequency” Proposal, and the Board’s recommendation of “one year” with respect to said Proposal, the Company intends to include a stockholder vote on the compensation of executives in its proxy materials every year, until the next required vote on the frequency of stockholder votes on the compensation of executives as required by Section 14A(a)(2) of the Exchange Act.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Ted Scartz
Name:	Ted Scartz
Title:	Senior Vice President and General Counsel
Dated: March 11, 2026